UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
April 22, 2014

VIEWPOINT FINANCIAL GROUP, INC.
(Exact name of registrant as specified in its charter)

Maryland	001-34737	27-2176993
(State or other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)
1309 W. 15th Street, Plano, Texas		75075
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (972) 578-5000
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02	Results of Operations and Financial Condition
On April 22, 2014, the Registrant announced first quarter 2014 earnings. The press release is attached to this report as Exhibit 99.1, which is incorporated herein by reference.

ITEM 8.01	Other Events
The information set forth in Item 2.02 above, including the contents of the press release attached as Exhibit 99.1, is incorporated by reference into this Item 8.01.
On April 22, 2014, the Registrant issued a press release announcing the declaration of a quarterly cash dividend of 12 cents per share, payable on May 19, 2014, to stockholders of record as of the close of business on May 5, 2014. The press release is attached to this report as Exhibit 99.2, which is incorporated herein by reference.
On Wednesday, April 23, 2014, at 8:00 a.m. Central Time, the Registrant will host an investor conference call and webcast to review their first quarter 2014 financial results. The webcast will include a slide presentation which consists of information regarding the Registrant's operating and growth strategies and financial performance. The presentation materials will be posted on the Registrant's website on April 22, 2014. The presentation materials are attached hereto as Exhibit 99.3, which is incorporated herein by reference.
In connection with the proposed merger between the Registrant and LegacyTexas Group, Inc. (“LegacyTexas”), the Registrant has filed with the SEC a registration statement on Form S-4, which was declared effective by the SEC on April 9, 2014. The registration statement includes a proxy statement/prospectus, which was mailed in definitive form to the shareholders of LegacyTexas on April 15, 2014. INVESTORS ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS AND ANY OTHER DOCUMENTS FILED WITH THE SEC IN CONNECTION WITH THE MERGER BECAUSE THEY CONTAIN, OR WILL CONTAIN, AS THE CASE MAY BE, IMPORTANT INFORMATION ABOUT LEGACYTEXAS, THE REGISTRANT AND THE PROPOSED TRANSACTION. Copies of these documents may be obtained free of charge at the SEC’s website (www.sec.gov). In addition, documents filed with the SEC by the Registrant are available free of charge by accessing the Registrant’s website (www.viewpointfinancialgroup.com, under “SEC Filings”) or by contacting Casey Farrell at (972) 801-5871.
The directors, executive officers and certain other members of management and employees of the Registrant may be deemed to be participants in the solicitation of proxies in favor of the merger from the shareholders of LegacyTexas. Information about the directors and executive officers of the Registrant is included in the Registrant’s proxy statement for its 2014 annual meeting of shareholders, which was filed with the SEC on April 11, 2014. The directors, executive officers and certain other members of management and employees of LegacyTexas may also be deemed to be participants in the solicitation of proxies in favor of the merger from the shareholders of LegacyTexas. Information about the directors and executive officers of LegacyTexas is included in the proxy statement/prospectus for the merger.

ITEM 9.01	Financial Statements and Exhibits
(d)	Exhibits
Exhibit 99.1	Press release announcing first quarter 2014 earnings dated April 22, 2014
Exhibit 99.2	Press release announcing quarterly dividend dated April 22, 2014
Exhibit 99.3	Presentation materials

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

VIEWPOINT FINANCIAL GROUP, INC.

Date:	April 22, 2014	By:	/s/ Kari J. Anderson
Kari J. Anderson, Chief Accounting Officer and Interim Principal Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
Exhibit 99.1	Press release announcing first quarter 2014 earnings dated April 22, 2014
Exhibit 99.2	Press release announcing quarterly dividend dated April 22, 2014
Exhibit 99.3	Presentation materials